Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934

Filed by the Registrant [  ]
Filed by a party other than the Registrant [X]

Check the appropriate box:

[   ] Preliminary proxy statement
[X] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule
14a-12

            Greenwich Street Municipals Fund Inc.
      (Name of Registrant as Specified in its Charter)

                         Mike Kocur
            Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
or 14a-6(i)(2).
[   ] $500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

     (1) Title of each class of securities to which the transaction applies:


     (2) Aggregate number of securities to which transactions applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


     (4) Proposed maximum aggregate value of transaction:


     [   ] Check box if any part of the fee is offset as
provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:


     (2) Form, schedule or registration statement no.:


     (3) Filing party:


     (4) Date filed:



1 Set forth the amount on which the filing fee is calculated and state how it was determined.




                      GREENWICH STREET MUNICIPAL FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        --------------------------------

                        TO BE HELD ON SEPTEMBER 12, 1996

                        --------------------------------



To the Shareholders of Greenwich Street Municipal Fund Inc.:

     Notice is hereby given that the Annual Meeting of Shareholders of Greenwich
Street Municipal Fund Inc. (the "Fund") will be held at the offices of Smith
Barney, 388 Greenwich Street, 22nd Floor, New York, New York at 9:00 a.m. on
September 12, 1996 for the following purposes:

     1. To elect seven (7) Directors of the Fund (PROPOSAL
1);

     2. To ratify the selection of KPMG Peat Marwick LLP as the independent auditor of the Fund for the fiscal year ending May 31, 1997
(PROPOSAL 2);

     3. To consider and vote upon such other matters as may come before said meeting or any adjournment thereof.

     The close of business on July 15, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

                                            By Order of the
Board of Directors,

                                            Christina T.
Sydor
                                            Secretary

August 12, 1996


YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR
HOLDINGS IN THE FUND.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT
YOU PLEASE COMPLETE
AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN
THE ENCLOSED ENVELOPE
WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED
STATES. INSTRUCTIONS
FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE
INSIDE COVER.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.


     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration.
For example:

Registration
Valid Signature
- ------------                                            ----
- -----------

Corporate Accounts
(1) ABC Corp.....................................    ABC
Corp.
(2) ABC Corp. ...................................   John
Doe, Treasurer
(3) ABC Corp.
       c/o John Doe, Treasurer...................   John Doe
(4) ABC Corp. Profit Sharing Plan................   John
Doe, Trustee

Trust Accounts
(1) ABC Trust....................................   Jane B.
Doe, Trustee
(2) Jane B. Doe, Trustee
       u/t/d 12/28/78............................   Jane B.
Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA ...............   John B.
Smith
(2) Estate of John B. Smith......................   John B.
Smith, Jr., Executor

                      GREENWICH STREET MUNICIPAL FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                         ------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                SEPTEMBER12, 1996

                         ------------------------------

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Greenwich Street Municipal Fund Inc. (the
"Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on
September 12, 1996, at the offices of Smith Barney, 388
Greenwich Street, 22nd
Floor, New York, New York and at any adjournments thereof
(the "Meeting"). A
Notice of Meeting of Shareholders and a proxy card accompany this Proxy
Statement. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph, or personal interview conducted by officers of the Fund and officers and regular employees of Smith
Barney Mutual Funds Management Inc. ("SBMFM"), the Fund's investment adviser and administrator and First Data Investor Services Group, Inc. ("First Data"), the
Fund's transfer agent. The cost of solicitations and the expense incurred in connection with preparing the Proxy Statement and its enclosures will be paid by the Fund. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. The Annual Report of the Fund, including audited financial statements for the fiscal year ended May 31, 1996, has previously been furnished to all shareholders of the Fund. This Proxy Statement is first being mailed to shareholder on or about August 12, 1996.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of capital stock of the Fund ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the
Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.
Approval of Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Because abstensions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on such Proposals.
Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

     In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Under the Fund's By-laws, a quorum is constituted by the presence in-person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

     The close of business on July 15, 1996 has been fixed for record date of the determination of shareholders entitled to notice of and to vote at the
Meeting and all adjournments thereof.

     The Fund has one class of common stock which has a par value of $.01 per share (the "Common Stock"). On July 15, 1996 , there were
19,558,334 shares of
Common Stock outstanding. Each shareholder is entitled to one vote for each
Share held and a proportionate fraction of a vote for any fractional Share held.

     As of the Record Date, to the knowledge of the Fund and its Board, no single shareholder or "group" (as that term is used in Section 13(d) of the
Securities and Exchange Act of 1934 (the "Exchange Act")), except as set forth below, beneficially owned more than 5% of the outstanding Shares of the Fund. As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust
Company, held 19,114,975 Shares, or 97.73% of the Fund's Shares. Of the Shares held by Cede and Co., Smith Barney held of record 17,109,810 Shares, or 87.48% of the Fund's Shares, for which it has discretionary and non-discretionary authority. As of the Record Date, the officers and Board Members of the Fund as a group beneficially owned less than 1% of the Shares of the Fund.

     As of the Record Date, to the knowledge of the Fund, no shares of Smith
Barney's ultimate parent corporation, Travelers Group Inc., were held by Board members who are not interested persons of the Fund (as that term is used in the
Investment Company Act of 1940, as amended (the "1940
Act")).

     In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 9:00 a.m. on September 11, 1996.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The first proposal to be considered at the Meeting is
the election of seven
(7)

Directors of the Fund.

     Under the terms of the Fund's Charter, the holders of Common Stock are to elect seven Directors of the Fund. Charles Barber, Allan J. Bloostein, Martin
Brody, Dwight B. Crane, Robert A. Frankel, William R.
Hutchinson and Heath B.
McLendon have previously served as Directors. Mr. Hutchinson was elected to the
Board of Directors on November 15, 1995. Each nominee has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     The Fund's Articles of Incorporation and Bylaws provide that the Board of
Directors will be divided into three classes having initial terms of one, two and three years, respectively. At the annual meeting of stockholders in each year hereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could have the effect of limiting the ability of other entities or persons to acquire control of the Portfolio by delaying for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only by a vote of the holders of at least 75% of the shares of the Fund entitled to be cast on the matter.

     Set forth below are the names of the nominees for re-election to the Fund's
Board of Directors, together with certain other information:


Shares Of The

Fund's Common
Name, Age, Principal Occupation and           Served as
Stock Beneficially
Other Business Experience During the         a Director
Owned As Of
Past Five Years                                 Since
July 15, 1996**
- ------------------------------------         ----------
- ------------------

Charles Barber, age 79 (III)+                   1994
- ---
Consultant; formerly Chairman of the
Board, ASARCO Incorporated

Allan J. Bloostein, age 67 (I)+                 1994
500
Consultant, formerly Vice Chairman of
the Board of May Department Stores
Company; Director of Crystals Brands,
Inc. Melville Corp., R.G. Barry Corp.
and Hechinger Co.

Martin Brody, age 75 (I)+                       1994
106
Vice Chairman of the Board of
Directors of Restaurant Associates
Corp.; Director of Jaclyn, Inc. an
apparel manufacturer

Dwight B. Crane, age 58 (III)+                  1994
482
Professor, Graduate
School of Business
Administration, Harvard University

Shares Of The

Fund's Common
Name, Age, Principal Occupation and           Served as
Stock Beneficially
Other Business Experience During the         a Director
Owned As Of
Past Five Years                                 Since
July 15, 1996**
- ------------------------------------         ----------
- ------------------

Robert A. Frankel, age 69 (II)+                 1994
215
Managing Partner of Robert A. Frankel
Managing Consultants. Formerly,
Corporate Vice President of The Readers
Digest Association Inc.

William R. Hutchinson, age 53 (II)+             1995
- --
Vice President Financial Operations
Amoco Corporation, Director of
Associated Bank since 1981, Director
of Associated Banc-Corp. since 1994.

Heath B. McLendon*, age 63 (II)+                1994
565.827
Managing Director of Smith Barney
Inc., Chairman of Smith Barney
Strategy Advisers Inc. and President of
SBMFM; prior to July 1993,
Senior Executive Vice President of
Shearson Lehman Brothers Inc.,
Vice Chairman of Asset Management
Division of Shearson Lehman Brothers
Inc., Director of PanAgora Asset
Management, Inc. and PanAgora Asset
Management Limited

- ------------
+    Number (I, II, III) indicates whether director is in
Class I, II or III.
     Class I directors will be elected to serve until the 1997 annual meeting with the position then becoming one for subsequent three year terms. Class
     II directors will be elected to serve until the 1998 annual meeting with the position then becoming one for subsequent three year terms. Class III directors will be elected to serve for three year terms as of the Meeting.

*    Interested person of the Fund as defined in the 1940
Act.

**   For this purpose, "beneficial ownership" is defined
under Section 13(d) of
     the Securities Exchange Act of 1934 (the "Exchange
Act"). This information
     as to beneficial ownership is based upon information furnished to the Fund by Directors.

     Section 16(a) Beneficial Ownership Reporting
Compliance.

     Section 16(a) of the Exchange Act requires the Fund's officers and directors and persons who beneficially own more than ten percent of the Fund's
Common Stock, to file reports of ownership with the Securities and Exchange
Commission, the New York Stock Exchange, Inc. and the Fund.
Based solely upon
its review of the copies of such forms received by it and representations from certain such persons, the Fund believes that during its fiscal year ended May
31, 1996, all filing requirements ap-
plicable to such persons were complied with.

     The names of the principal officers of the Fund, with the exception of Mr.
McLendon are listed in the table below together with certain additional information. Mr. McLendon was elected Chairman of the Board in 1994. Each of the officers of the Fund will hold such office until a successor is voted upon by the Board of Directors.

                                                   Principal
Occupations and
                               Position            other
Affiliations During
Name and Age             (Year First Elected)         the
Past Five Years
- ----------------------  ----------------------    ----------
- --------------------
Jessica M. Bibliowicz,  President (1995)          Executive
Vice President of
age 36                                            Smith
Barney Inc., Chairman
                                                  and Chief
Executive Officer of
                                                  SBMFM;
prior to 1994, Director
                                                  of Sales
and Marketing for
                                                  Prudential
Mutual Funds; prior
                                                  to 1991,
First Vice President,
                                                  Asset
Management Division of
                                                  Shearson
Lehman Brothers Inc.

Lewis E. Daidone,       Senior Vice President;    Managing
Director of Smith
age 38                  and Treasurer (1994)      Barney
Inc.; Chief Financial
                                                  Officer,
Director and Senior
                                                  Vice
President of SBMFM.

Joseph P. Deane,        Vice President and        Managing
Director of SBMFM;
age 40                  Investment Officer(1994)  prior to
July 1993, Managing
                                                  Director
of Shearson Lehman
                                                  Advisors.


Christina T. Sydor,     Secretary (1994)          Managing
Director of Smith
age 45                                            Barney
Inc.; General Counsel
                                                  and
Secretary of SBMFM.


     The principal business address of Ms. Bibliowicz, Mr.
Deane, Mr. Daidone
and Ms. Sydor is 388 Greenwich Street, New York, New York
10013. None of the
executive officers of the Fund owns any shares of the Fund.

     No officer, director or employee of the Fund's investment adviser or administrator receives any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each Director who is not a director, officer or employee of the Fund's investment adviser or administrator a fee of
$5,000 per year plus $500 per regular meeting. The Fund also reimburses each
Director for actual out of pocket expenses relating to attendance at meeting.
The aggregate compensation paid by the Fund to such Directors during the fiscal year ended May 31, 1996 amounted to $40,250.

Number of
                                                 Total
Funds forwhich
                               Total         Compensation
Serves Director
                           Compensation      from Fund and
Within Fund
Name of Person               from Fund       Fund Complex
Complex
- --------------             ------------      -------------
- ---------------


Charles Barber*               $7,000            $38,500
6
Martin Brody                  $7,000            $112,700
19
Dwight Crane                  $7,000            $143,350
22
Allan Bloostein               $7,000            $87,600
8
Robert Frankel                $7,000            $65,300
8
William R. Hutchinson         $5,250            $28,875
6
Heath B. McLendon               --                --
42

- ------------
*    Pursuant to the Fund's deferred compensation plan, Mr.
Barber elected,
     effective January 2, 1996, to defer the payment of some or all of the compensation due to him from the Fund.

     During the fiscal year ended May 31, 1996 the Directors of the Fund met
4 times. Each Director attended at least 75% of the meetings held during the period they were in office. The Fund has no compensation or nominating committee of the Board of Directors, or any committee performing similar functions. The
Fund's Audit Committee is comprised of those Directors who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audits as well as non-audit accounting services performed for the Fund. During the fiscal year ended May 31, 1996 the Audit Committee met three times. All of the Audit Committee members attended the meetings.

     Election of the listed nominees for Director will require the affirmative vote of a plurality of the votes cast.

THE BOARD OF THE FUND, INCLUDING ALL THE INDEPENDENT BOARD
MEMBERS, RECOMMENDS
THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO THE
BOARD.

PROPOSAL 2: TO RATIFY THE SELECTION OF KMPG PEAT MARWICK LLP
AS THE INDEPENDENT
            AUDITOR FOR THE FUND FOR THE FISCAL YEAR ENDING
MAY 31, 1997

     The second proposal to be considered at the Meeting is the ratification of the selection of KMPG Peat Marwick LLP ("Peat Marwick") as the independent public accountants for the Fund for the fiscal year ending
May 31, 1997.

     On February 28, 1996, based upon the recommendation of the Audit Committee of the Fund's Board of Directors, and in accordance with
Section 32 of the 1940
Act, and the rules thereunder, the Board voted to appoint
Peat Marwick as the
Fund's independent auditor for the fiscal year ending May
31, 1997. Peat Marwick
also
serves as independent auditor for SBMFM, other investment companies associated with SBMFM and for SBMFM's ultimate parent corporation, Traveler's
Group, Inc. ("Travelers"). Peat Marwick has no direct or material indirect financial interest in the Fund, SBMFM, Travelers or any other investment company sponsored by SBMFM or its affiliates.

     Coopers & Lybrand L.L.P. ("Coopers & Lybrand") served as the Fund's independent public accountants for the fiscal year ended May 31, 1995. On May
24, 1995, based upon recommendation of the Audit Committee of the Fund's Board of Directors, and in accordance with Section 32 of the 1940 Act, and the rules thereunder, the Board voted to appoint Peat Marwick as the Fund's independent accountants for the fiscal year ending May 31, 1996. During the fiscal year ended May 31, 1995, Coopers & Lybrand's report on the Fund's financial statements contained no adverse opinion or disclaimer or opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the same period, there were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of the disagreement in connection with its report. During this period, there have been no "reportable events" as such term is described in
Item 304(a)(1)(v) of Regulation S-K with respect to Coopers
& Lybrand.

     Ratification of the selection of Peat Marwick as independent auditor requires the affirmative vote of the majority of the votes cast at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE "NON-
INTERESTED" DIRECTORS,
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE
SELECTION OF
INDEPENDENT AUDITOR.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so.
If, however, any other
matters are properly brought before the Meeting, the persons named as proxies in the accompanying form of proxy will vote thereon in accordance with their judgment.

                    SHAREHOLDERS' REQUEST FOR SPECIAL
MEETING

     Shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Director of the Fund. Meetings of shareholders for any other purpose also shall be called by the Chairman of the
Board, the President or the Secretary of the Fund when requested in writing by shareholders entitled to cast at least 25% of all votes entitled to be cast at the Meeting.

                      SUBMISSION OF SHAREHOLDERS' PROPOSALS

     All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 1997 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than July 15, 1997.


August 12, 1996

                              ---------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
SHAREHOLDERS WHO DO NOT
EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE
AND SIGN, DATE AND
RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.